AMENDMENT NO. 9
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM SECTOR FUNDS
(INVESCO SECTOR FUNDS)
               This Amendment No. 9 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
               Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
               WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class R Shares and Institutional Class Shares to Invesco Van Kampen Value Opportunities Fund;
               NOW, THEREFORE, the Agreement is hereby amended as follows:
          1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
          2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
          3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Energy Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Financial Services Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Gold & Precious Metals Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Leisure Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Mid-Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Small-Mid Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Utilities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value II Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Van Kampen Capital Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Enterprise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Utility Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”